SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 20, 2004

Century Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue Medford, MA		02155

(Address of principal executive offices)		(Zip Code)

(781) 391-4000
(Registrant’s telephone number,
including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
Ex-99.1 Press Release dated January 20, 2004

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Century Bancorp, Inc. press release dated January 20, 2004 for the quarter ended December 31, 2003.

Item 12.  Results of Operations and Financial Condition

     The following information is furnished under Item 12 — “Results of Operations and Financial Condition” and such information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

     On January 20, 2004, Century Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing fourth quarter 2003 earnings.

SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC

/s/ Paul V. Cusick, Jr.

Paul V. Cusick, Jr. Chief Financial Officer

Dated: January 20, 2004